UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

--------------

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2014

TRANS-LUX CORPORATION

---------------------

(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

-------------------------------------------------------------------------------------------

(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

950 Third Avenue, Suite 2804, New York, NY  10022

---------------------------------------------------------------

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 853-4321

--------------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

------------------------------------------------------------------------------------------------------------------------------------------------

Item 2.02

Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Trans-Lux Corporation dated May 13, 2014, announcing results of operations for the year ended December 31, 2013.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press Release of Trans-Lux Corporation dated May 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by:   /s/ Todd Dupee

--------------------------

Todd Dupee

Vice President

and Chief Financial Officer

by:   /s/ Jay Forlenzo

--------------------------

Jay Forlenzo

Vice President and Controller

Dated:  May14, 2014